UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2008

___________

Heratsi Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

___________

Delaware	000-52021	33-1131290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Viaggio Lane

Foothill Ranch, CA 92610

(Address of principal executive offices and Zip Code)

714-350-8484

(Registrant’s telephone number, including area code)

933 Mamaroneck Avenue, Suite 103

Mamaroneck, NY 10543

(914) 725-0567

(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” section of this Current Report sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

EXPLANATORY NOTE

This Current Report is being filed in connection with a series of transactions consummated by the Company and certain related events and actions taken by the Company.

This Current Report responds to the following items on Form 8-K:

Item 5.01

Change in Control of Registrant.

Section 5-- Corporate Governance and Management

Item 5.01-- Changes in Control of Registrant.

A private transaction between Appian International, LLC and Mr. Richard Schafer occurred resulting in a change of control.  As a consequence of a private transaction, a change of control occurred.  The table below outlines the shareholders representing Officers, Directors, Control and or Affiliates and the percentage owned by them subsequent to transaction.

Shareholder Name	Amount of Shares Owned	Percentage of Class Owned
Richard Schafer	14,000,000	52%
		%
		%
		%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERATSI PHARMACEUTICALS, INC.

Date: August 19, 2008	By:	/s/ Robert Schneiderman
Name: Robert Schneiderman
Title: President

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